Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 017
EBP, Tax Status [Line Items]
Income Tax Status
5. Income Tax Status
The Internal Revenue Service (IRS) has determined and informed the Corporation by letter dated October 17, 2013, that the Plan is designed in accordance with applicable sections of the IRC and, therefore, the related trust is exempt from taxation. Under current IRS determination letter procedures, there is no opportunity for the Plan to obtain a more recent letter from the IRS. The Plan has been amended since issuance of the determination letter. However, the Plan Administrator and the Corporation’s counsel believe that the current design and operations of the Plan are in compliance with the applicable provisions of the IRC.
GAAP requires management to evaluate tax positions taken by the Plan to determine whether the Plan has taken any uncertain positions that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there were no uncertain positions taken or expected to be taken that would require recognition of a liability or asset or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions, but no tax audits are in progress. The Plan Administrator believes the Plan is no longer subject to income tax examinations for years prior to 2022.